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Prospectus Supplement*
October 21, 1996
Privileged Assets Select Annuity
30325C (4/96)

As of October 21, 1996, subaccount CSB investing in Strong Short-
Term Bond Fund II is no longer available under the annuity. Any information disclosed in the prospectus supplement dated September 3, 1996, regarding Strong Short-Term Bond Fund II no longer applies.










































*valid until 10/30/96